UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2017

BBX CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-09071	59-2022148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 28, 2017, Bluegreen/Big Cedar Vacations, LLC (“Bluegreen/Big Cedar Vacations”), a 51% owned subsidiary of Bluegreen Vacations Corporation (formerly Bluegreen Corporation) (“Bluegreen”), amended and restated both its vacation ownership interest (“VOI”) receivables hypothecation facility (the “NBA Receivables Facility”) and line of credit facility (the “NBA Line of Credit”) with ZB, N.A. dba National Bank of Arizona (“NBA”).  Bluegreen is a wholly-owned subsidiary of Woodbridge Holdings, LLC, which is owned 100% by the registrant, BBX Capital Corporation.

The NBA Receivables Facility provides for advances at a rate of 85% on eligible receivables pledged under the facility, subject to specified terms and conditions, during a revolving credit period.  On September 28, 2017, the NBA Receivables Facility was amended to increase the maximum borrowings from $45 million (inclusive of outstanding borrowings under the NBA Line of Credit) to $50 million (exclusive of outstanding borrowings under the Line of Credit and subject to increase as described below).  Pursuant to the amendment, the maximum borrowings may be further increased by up to an additional $20 million (to a total of $70 million); provided, however, that any such increase will result in a corresponding decrease in the maximum borrowings under the NBA Line of Credit.  The amendment also extended the revolving advance period from June 2018 to September 2020 and the maturity date from December 2022 to March 2025.  The amendment did not impact the interest rate applicable to borrowings under the NBA Receivables Facility, which for future borrowings and borrowings advanced since September 2016 is equal to the one month LIBOR plus 2.75% (with an interest rate floor of 3.50%) and for all other borrowings is equal to the one month LIBOR plus 3.25% (with an interest rate floor of 4.00%). Principal repayments and interest on borrowings under the NBA Receivables Facility are paid as cash is collected on the pledged receivables, subject to future required decreases in the advance rates after the end of the revolving advance period.    As of September 29, 2017, approximately $40 million was outstanding under the NBA Receivables Facility.

On September 28, 2017, the NBA Line of Credit was amended to increase the borrowing limit from $15 million to $20 million (subject to adjustment as described herein), to extend the revolving advance period from June 2018 to September 2020 and the maturity date from June 2020 to September 2022, and to provide for the NBA Line of Credit to be secured by unsold inventory and a building under construction at Bluegreen/Big Cedar Vacations’ The Cliffs at Long Creek resort. The NBA Line of Credit was previously secured by unsold inventory and a building under construction at Bluegreen/Big Cedar Vacations’ Paradise Point resort, but such collateral was released in connection with the repayment of all amounts then outstanding under the NBA Line of Credit during April 2017.   As described above, the borrowing limit under the NBA Line of Credit is subject to a dollar-for-dollar decrease to the extent of any increase in the maximum borrowings under the NBA Receivables Facility from $50 million to $70 million. In addition, pursuant to the amendment, borrowings under the NBA Line of Credit will accrue interest at a rate equal to the one month LIBOR plus 3.25% (with an interest rate floor of 4.75%). Prior to the amendment, the NBA Line of Credit provided for an interest rate on borrowings equal to the one month LIBOR plus 3.50% (with an interest rate floor of 5.00%).  Interest payments are paid monthly. Principal payments are effected through release payments upon sales of the VOIs that serve as collateral for the NBA Line of Credit, subject to mandatory principal reductions pursuant to the terms of the NBA Line of Credit. As of September 28, 2017, there were no outstanding borrowings under the NBA Line of Credit.

The NBA Receivables Facility and NBA Line of Credit are cross-collateralized with, and are subject to cross-default with, each other.

Bluegreen continues to guaranty the obligations of Bluegreen/Big Cedar Vacations under the NBA Receivables Facility and the NBA Line of Credit.

The foregoing descriptions of the NBA Receivables Facility and the NBA Line of Credit are a summary only, do not purport to be complete and are qualified in their entirety by reference to the full text of the loan agreements and other documents filed as Exhibits 10.1 through 10.8 of this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 - Fourth Amended and Restated Revolving Promissory Note (Hypothecation Facility) dated September 28, 2017, by and among Bluegreen / Big Cedar Vacations, LLC, as Borrower, and ZB, N.A. dba National Bank of Arizona, as Lender.

Exhibit 10.2 - Second Amended and Restated Loan and Security Agreement (Hypothecation Facility) dated September 28, 2017, by and among Bluegreen / Big Cedar Vacations, LLC, as Borrower, and ZB, N.A. dba National Bank of Arizona, as Lender.

Exhibit 10.3 - Second Amended and Restated Promissory Note (Inventory Loan) dated September 28, 2017, by and among Bluegreen / Big Cedar Vacations, LLC, as Borrower, and ZB, N.A. dba National Bank of Arizona, as Lender.

Exhibit 10.4 - Second Amended and Restated Loan Agreement (Inventory Loan) dated September 28, 2017, by and among Bluegreen / Big Cedar Vacations, LLC, as Borrower, and ZB, N.A. dba National Bank of Arizona, as Lender.

Exhibit 10.5 - Full Guaranty (Hypothecation Facility) dated September 30, 2010, by Bluegreen Corporation, as Guarantor, in favor of National Bank of Arizona, as Lender (incorporated by reference to Exhibit 10.102 to Bluegreen’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed with the SEC on November 10, 2010).

Exhibit 10.6 - Guarantor Consent and Ratification and Confirmation of and Amendment to Full Guaranty (Hypothecation Facility) dated September 28, 2017, by Bluegreen Vacations Corporation, as Guarantor, in favor of Z.B., National Bank of Arizona, as Lender.

Exhibit 10.7 - Full Guaranty (Inventory Loan) dated December 13, 2013, by Bluegreen Corporation, as Guarantor, in favor of National Bank of Arizona, as Lender.

Exhibit 10.8 - Guarantor Consent and Ratification and Confirmation of and Amendment to Full Guaranty (Inventory Loan) dated September 28, 2017, by Bluegreen Vacations Corporation, as Guarantor, in favor of Z.B., National Bank of Arizona, as Lender.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 4, 2017

BBX Capital Corporation

By: /s/ Raymond S. Lopez
Raymond S. Lopez
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 10.1

Fourth Amended and Restated Revolving Promissory Note (Hypothecation Facility) dated September 28, 2017, by and among Bluegreen / Big Cedar Vacations, LLC, as Borrower, and ZB, N.A. dba National Bank of Arizona, as Lender.

Exhibit 10.2

Second Amended and Restated Loan and Security Agreement (Hypothecation Facility) dated September 28, 2017, by and among Bluegreen / Big Cedar Vacations, LLC, as Borrower, and ZB, N.A. dba National Bank of Arizona, as Lender.

Exhibit 10.3

Second Amended and Restated Promissory Note (Inventory Loan) dated September 28, 2017, by and among Bluegreen / Big Cedar Vacations, LLC, as Borrower, and ZB, N.A. dba National Bank of Arizona, as Lender.

Exhibit 10.4

Second Amended and Restated Loan Agreement (Inventory Loan) dated September 28, 2017, by and among Bluegreen / Big Cedar Vacations, LLC, as Borrower, and ZB, N.A. dba National Bank of Arizona, as Lender.

Exhibit 10.5

Full Guaranty (Hypothecation Facility) dated September 30, 2010, by Bluegreen Corporation, as Guarantor, in favor of National Bank of Arizona, as Lender (incorporated by reference to Exhibit 10.102 to Bluegreen’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed with the SEC on November 10, 2010).

Exhibit 10.6

Guarantor Consent and Ratification and Confirmation of and Amendment to Full Guaranty (Hypothecation Facility) dated September 28, 2017, by Bluegreen Vacations Corporation, as Guarantor, in favor of Z.B., National Bank of Arizona, as Lender.

Exhibit 10.7	Full Guaranty (Inventory Loan) dated December 13, 2013, by Bluegreen Corporation, as Guarantor, in favor of National Bank of Arizona, as Lender.

Exhibit 10.8

Guarantor Consent and Ratification and Confirmation of and Amendment to Full Guaranty (Inventory Loan) dated September 28, 2017, by Bluegreen Vacations Corporation, as Guarantor, in favor of Z.B., National Bank of Arizona, as Lender.